EXHIBIT 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue		Case Number:	LA 05-24550-SB
El Segundo, CA 90245		Operating Report Number:
	Debtor(s).	For the Month Ending:	30-Nov-05

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			2,330,571.26

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			2,050,759.36

3. BEGINNING BALANCE:			279,811.90

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		196,004.82
Accounts Receivable - Pre-filing		6,277.58
General Sales
Other (Specify)	Aries Group DIP Loan	200,000.00
Other (Specify)	Williams Recycling Pmt	672.14
Other (Specify)	UPS Freight Refund	29.39
Other (Specify)	Better Box-Recycling Pmt	76.00
Other (Specify)	ADP-Garnishment Refund	185.00
**Other (Specify)	Cobra Refund	1,927.57

TOTAL RECEIPTS THIS PERIOD:			405,172.50

5. BALANCE:			684,984.40

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		91,843.28
Disbursements (from page 2)		290,338.69

TOTAL DISBURSEMENTS THIS PERIOD:***			382,181.97

7. ENDING BALANCE:			302,902.43

8. General Account Number(s):		#3226077

Depository Name & Location:		City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/2/05	001467	AMERICAN RING & TOOL WEST	Raw Materials		60.00	60.00
11/2/05	001468	BLAKE BARTOSH	Consulting		750.00	750.00
11/2/05	001469	BRACKETRY SYSTEMS	Raw Materials		852.50	852.50
11/2/05	001470	DYNAFLEX PRODUCTS	Raw Materials		486.70	486.70
11/2/05	001471	EDDINGS BROS. AUTO PARTS	Raw Materials		742.29	742.29
11/2/05	001472	SLOAN ELECTRIC CO.	Raw Materials		2,800.00	2,800.00
11/2/05	001473	SOUTH BAY FORD	Raw Materials		2,047.90	2,047.90
11/2/05	001474	A.C. DEPUYDT, INC.	Raw Materials		240.00	240.00
11/2/05	001475	DUNCAN BOLT	Raw Materials		32.46	32.46
11/2/05	001476	FUSES UNLIMITED	Raw Materials		145.00	145.00
11/2/05	001477	ICON INTERNATIONAL	Raw Materials		267.50	267.50
11/2/05	001478	TERENCE ULINSKI	Raw Materials		1,127.50	1,127.50
11/2/05	001479	WAYTEK INC.	Raw Materials		159.50	159.50
11/2/05	001480	WEST COAST MARINE ELECTRIC	Raw Materials		47.95	47.95
11/2/05	001481	AT&T (LONG DISTANCE SERVICES)	Utilties/Phones/Taxes		372.71	372.71
11/2/05	001483	DHL WORLDWIDE EXPRESS	Freight		3,250.31	3,250.31
11/2/05	001484	RAINDANCE COMMUNICATIONS, INC.	Utilties/Phones/Taxes		4.50	4.50
11/2/05	001485	SECURITY SIGNAL DEVICES, INC.	Building		119.00	119.00
11/2/05	001486	SOUTHERN CA EDISON COMPANY	Utilties/Phones/Taxes		4,576.14	4,576.14
11/2/05	001487	SOUTHERN CALIFORNIA GAS CO.	Utilties/Phones/Taxes		31.90	31.90
11/2/05	001488	THE STILLEY CONSULTING AND ADV	Lobbyist		4,000.00	4,000.00
11/2/05	001489	DIR PV	Mfg. Other		150.00	150.00
11/2/05	001490	RAMIRO PEREZ	Building		300.00	300.00
11/4/05	001491	BLAKELEY SOKOLOFF TAYLOR	Legal		3,500.00	3,500.00
11/4/05	001492	RONALD M. DORFMAN	Legal		5,000.00	5,000.00
11/4/05	001493	FIRST INSURANCE FUNDING CORP.	Insurance-D&O		22,923.38	22,923.38
11/4/05	001496	LOEB & LOEB	Legal		8,000.00	8,000.00
11/4/05	001497	MCDERMOTT WILL & EMERY LLP	Legal		5,000.00	5,000.00
11/9/05	001456	INDUSTRIAL ELECTRIC WIRE & CBL	Raw Materials		(704.00)	(704.00)
11/9/05	001498	*CASH*	Mfg. Other		150.37	150.37
11/9/05	001499	CENTRAL VALLEY PRECISION	Raw Materials		3,463.20	3,463.20
11/9/05	001500	DIGI-KEY CORPORATION	Raw Materials		204.03	204.03
11/9/05	001501	EDDINGS BROS. AUTO PARTS	Raw Materials		157.87	157.87
11/9/05	001502	ELECTROSHIELD	Raw Materials		487.10	487.10
11/9/05	001503	ICON INTERNATIONAL	Raw Materials		475.80	475.80
11/9/05	001504	INDUSTRIAL ELECTRIC WIRE & CBL	Raw Materials		672.94	672.94
11/9/05	001505	M&K METAL CO.	Raw Materials		152.84	152.84
11/9/05	001506	QUALTECH BACKPLANE, INC.	Raw Materials		2,936.25	2,936.25
11/9/05	001507	RAMP ENGINEERING, INC.	Raw Materials		4,096.80	4,096.80
11/9/05	001508	WALL INDUSTRIES	Raw Materials		330.00	330.00
11/9/05	001509	WEMS ELECTRONICS	Raw Materials		1,222.50	1,222.50
11/9/05	001510	AAA COPY SYSTEMS, INC.	Equipment Lease		308.51	308.51
11/9/05	001511	ALLIED WASTE SERVICES	Utilties/Phones/Taxes		451.60	451.60
11/9/05	001512	ARTHUR J. GALLAGHER COMPANY	Insurance-Commercial		14,378.19	14,378.19
11/9/05	001513	DHL WORLDWIDE EXPRESS	Freight		1,010.29	1,010.29
11/9/05	001514	STEPHEN HARA	Consulting		400.00	400.00
11/9/05	001515	INTERWEST TRANSFER CO.	Public Company Expense		1,562.00	1,562.00
11/9/05	001516	INTERLAND, INC.	Utilties/Phones/Taxes		24.90	24.90
11/9/05	001517	JOE LAM	Consulting		2,574.40	2,574.40
11/9/05	001518	MELINDA MASON	Insurance-Other		112.00	112.00
11/9/05	001519	POCO SALES	Raw Materials		232.27	232.27
11/9/05	001520	KHALIQ RAHMAN	Consulting		1,680.00	1,680.00
11/9/05	001522	THE HARTFORD	Insurance-Workers' Comp		352.25	352.25
11/9/05	001523	PATRICK FLEISHAUER	Travel		5,542.05	5,542.05
11/9/05	001524	JOE LAM	Travel		342.76	342.76
11/9/05	001525	RICHARD ULINSKI	Consulting		3,305.68	3,305.68
11/9/05	001526	VINTAGE FILINGS, LLC.	Public Company Expense		782.00	782.00
11/9/05	001527	TONY WILSON	Employee Expenses		26.63	26.63
11/9/05	001528	RAYMOND YU	Travel		224.20	224.20
11/16/05	001529	DELTA HI-TECH INC.	Raw Materials		535.00	535.00
11/16/05	001530	FOG	Freight		160.00	160.00
11/16/05	001531	K.R. ANDERSON CO., INC.	Raw Materials		612.93	612.93
11/16/05	001532	MAGNETIC SENSORS CORPORATION	Raw Materials		198.00	198.00
11/16/05	001533	MAIN ELECTRIC SUPPLY CO.	Raw Materials		12.90	12.90
11/16/05	001534	QUALTECH BACKPLANE, INC.	Raw Materials		2,100.00	2,100.00
11/16/05	001535	TERENCE ULINSKI	Raw Materials		1,172.60	1,172.60
11/16/05	001536	CITY OF EL SEGUNDO (WATER)	Utilties/Phones/Taxes		406.61	406.61
11/16/05	001537	CMM TECHNOLOGY INC.	Mfg. Other		670.00	670.00
11/16/05	001538	DHL WORLDWIDE EXPRESS	Freight		1,029.40	1,029.40
11/16/05	001539	F. L. REES & ASSOCIATES	Consulting		2,023.39	2,023.39
11/16/05	001540	GARDENA WELDING SUPPLY	Mfg. Other		39.00	39.00

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/16/05	001541	MG TRUST	401(k)		4,304.46	4,304.46
11/16/05	001542	JENNIFER ORTIZ	Building		600.00	600.00
11/16/05	001543	SOUTHERN CA EDISON COMPANY	Utilties/Phones/Taxes		4,769.91	4,769.91
11/16/05	001544	UNITED PARCEL SERVICE	Freight		56.00	56.00
11/16/05	001545	U.S. TRUSTEE	US Trustee Fees		4,750.00	4,750.00
11/23/05	001546	ALCOA FASTENING SYSTEMS	Raw Materials		956.71	956.71
11/23/05	001547	ALLSTAR MAGNETICS INC.	Raw Materials		175.00	175.00
11/23/05	001549	*CASH*	Mfg. Other		164.62	164.62
11/23/05	001550	GARDENA WELDING SUPPLY	Raw Materials		171.15	171.15
11/23/05	001551	PARA TECH COATING, INC.	Raw Materials		869.44	869.44
11/23/05	001552	POWER & SIGNAL GROUP	Raw Materials		237.49	237.49
11/23/05	001563	HUGO GARCIA	Employee Expenses		79.00	79.00
11/23/05	001564	RON GOLDSTEIN	Travel		2,437.59	2,437.59
11/23/05	001565	JOHN HECKER	Employee Expenses		58.83	58.83
11/23/05	001566	ALEX KOLB	Travel		876.69	876.69
11/23/05	001568	AETNA (HMO)	Insurance-Health		6,302.32	6,302.32
11/23/05	001569	AETNA (LIFE&LTD)	Insurance-Health		729.20	729.20
11/23/05	001570	AETNA (PPO&DENTAL)	Insurance-Health		6,193.12	6,193.12
11/23/05	001571	AFLAC	Insurance-Other		164.48	164.48
11/23/05	001572	CONEXIS	Administration-Other		77.40	77.40
11/23/05	001573	STEPHEN HARA	Consulting		200.00	200.00
11/23/05	001574	RAINDANCE COMMUNICATIONS, INC.	Utilties/Phones/Taxes		81.36	81.36
11/23/05	001575	STATE COMP. INSURANCE FUND	Insurance-Workers' Comp		5,246.65	5,246.65
11/23/05	001576	WALTERS WHOLESALE ELECTRIC CO.	Raw Materials		106.60	106.60
11/23/05	001577	AT&T (LOCAL SERVICE)	Utilties/Phones/Taxes		590.76	590.76
11/23/05	001578	DHL WORLDWIDE EXPRESS	Freight		1,004.11	1,004.11
11/23/05	001579	JORGE MARTINEZ	Employee Expenses		29.02	29.02
11/23/05	001580	MELINDA MASON	Insurance-Other		55.00	55.00
11/23/05	001581	MARK STOPHER	Insurance-Other		662.69	662.69
11/23/05	001582	MG TRUST	401(k)		2,092.38	2,092.38
11/28/05	001583	FRANCHISE TAX BOARD	Franchise Tax Board		800.00	800.00
11/30/05	001584	ADVANCED POWER - LIFELINE	Raw Materials		280.50	280.50
11/30/05	001585	BLAKE BARTOSH	Consulting		400.00	400.00
11/30/05	001586	CASH FOR CASHIER CHECK	Raw Materials		3,279.50	3,279.50
11/30/05	001587	AT&T WIRELESS SERVICES	Utilties/Phones/Taxes		368.69	368.69
11/30/05	001588	AT&T (LONG DISTANCE SERVICES)	Utilties/Phones/Taxes		326.04	326.04
11/30/05	001589	*CASH*	Administration-Other		709.71	709.71
11/30/05	001590	DHL WORLDWIDE EXPRESS	Freight		1,387.91	1,387.91
11/30/05	001591	ENERTRON	Raw Materials		55.55	55.55
11/30/05	001592	SECURITY SIGNAL DEVICES, INC.	Utilties/Phones/Taxes		252.60	252.60
11/30/05	001593	SOUTHERN CA EDISON COMPANY	Utilties/Phones/Taxes		2,300.00	2,300.00
11/30/05	001594	SOUTHERN CALIFORNIA GAS CO.	Utilties/Phones/Taxes		208.49	208.49
11/30/05	001595	UNDERWRITERS LAB. INC.	Administration-Other		106.00	106.00
11/30/05	001596	UNISHIPPERS	Raw Materials		184.40	184.40
11/30/05	001597	VINTAGE FILINGS, LLC.	Public Company Expense		159.00	159.00
11/30/05	001598	FLEX ONE	Insurance-Other		25.00	25.00
11/2/05		Nova	Credit Card Processing Fees		273.02	273.02
11/2/05		ADP	Payroll Processing Fees		31.52	31.52
11/4/05		GMAC Commercial Mtg.	Mortgage Payment		41,222.86	41,222.86
11/4/05		Levene Neale Bender	Legal Fees Retainer		35,000.00	35,000.00
11/10/05		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	44,298.22		44,298.22
11/10/05		ADP	Payroll Garnishment		185.00	185.00
11/10/05		ADP	Payroll Garnishment		185.00	185.00
11/11/05		ADP	Payroll Taxes		17,111.48	17,111.48
11/23/05		ADP	Payroll Garnishment		185.00	185.00
11/23/05		ADP	Payroll Taxes		18,356.94	18,356.94
11/25/05		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	47,545.06		47,545.06
TOTAL DISBURSMENTS THIS PERIOD				91,843.28	290,338.69	382,181.97

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	11/30/2005	Balance on Statement:	345,458.25

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
001142	8/17/05	4,212.00
001388	10/12/05	165.00
001453	10/26/05	600.00
001488	11/2/05	4,000.00
001501	11/9/05	157.87
001507	11/9/05	4,096.80
001517	11/9/05	2,574.40
001524	11/9/05	342.76
001532	11/16/05	198.00
001546	11/23/05	956.71
001547	11/23/05	175.00
001549	11/23/05	164.62
001550	11/23/05	171.15
001551	11/23/05	869.44
001552	11/23/05	237.49
001564	11/23/05	2,437.59
001566	11/23/05	876.69
001571	11/23/05	164.48
001573	11/23/05	200.00
001575	11/23/05	5,246.65
001576	11/23/05	106.60
001578	11/23/05	1,004.11
001581	11/23/05	662.69
001582	11/23/05	2,092.38
001583	11/28/05	800.00
001584	11/30/05	280.50
001585	11/30/05	400.00
001586	11/30/05	3,279.50
001587	11/30/05	368.69
001588	11/30/05	326.04
001589	11/30/05	709.71
001590	11/30/05	1,387.91
001591	11/30/05	55.55
001592	11/30/05	252.60
001593	11/30/05	2,300.00
001594	11/30/05	208.49
001595	11/30/05	106.00
001596	11/30/05	184.40
001597	11/30/05	159.00
001598	11/30/05	25.00
TOTAL OUTSTANDING CHECKS:			42,555.82

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$302,902.43

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			539,817.44

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			520,014.17

3. BEGINNING BALANCE:			19,803.27

4. RECEIPTS DURING CURRENT PERIOD:			91,843.28
(Transferred from General Account)

5. BALANCE:			111,646.55

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***			92,793.78

7. ENDING BALANCE:			18,852.77

8.	PAYROLL Account Number(s):	#3226085

	Depository Name & Location:	City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/11/2005	100032	Raymon Yu	Pay Period Ending 11/6/05	5,656.10
11/11/2005	100033	John Bagley	Pay Period Ending 11/6/05	1,831.70
11/11/2005	100034	Sandra Ferro	Pay Period Ending 11/6/05	3,121.80
11/11/2005	100035	Melinda S. Mason	Pay Period Ending 11/6/05	1,720.70
11/11/2005	100036	Robert Baghramian	Pay Period Ending 11/6/05	1,164.30
11/11/2005	100037	Robert L. Martin	Pay Period Ending 11/6/05	1,097.50
11/11/2005	100038	Ronald Goldstein	Pay Period Ending 11/6/05	3,033.30
11/11/2005	100039	Patrick Fleishauer	Pay Period Ending 11/6/05	1,680.90
11/11/2005	100040	Alexander Kolb	Pay Period Ending 11/6/05	912.46
11/11/2005	100041	Mark A. Stopher	Pay Period Ending 11/6/05	1,277.90
11/11/2005	100042	Kizzy S. Wilder	Pay Period Ending 11/6/05	1,433.10
11/11/2005	100043	Yedidia Cohen	Pay Period Ending 11/6/05	3,689.90
11/11/2005	100044	Ebanjelina Corrales	Pay Period Ending 11/6/05	731.21
11/11/2005	100045	John G. Hecker	Pay Period Ending 11/6/05	1,242.10
11/11/2005	100046	Martha Lomeli	Pay Period Ending 11/6/05	783.69
11/11/2005	100047	Donald R. Love	Pay Period Ending 11/6/05	1,335.40
11/11/2005	100048	Pablo Ortiz	Pay Period Ending 11/6/05	1,060.50
11/11/2005	100049	Christian Tauber-Gr	Pay Period Ending 11/6/05	1,674.20
11/11/2005	100050	Teresa B. Yu	Pay Period Ending 11/6/05	1,164.30
11/11/2005	100051	Terry Lance Freelan	Pay Period Ending 11/6/05	1,135.90
11/11/2005	100052	Hugo Garcia	Pay Period Ending 11/6/05	1,051.20
11/11/2005	100053	Jorge Martinez	Pay Period Ending 11/6/05	1,032.70
11/11/2005	100054	Jesse Salazar	Pay Period Ending 11/6/05	823.36
11/11/2005	100055	Tony J. Wilson	Pay Period Ending 11/6/05	1,217.40
11/11/2005	100056	Arturo Andrade	Pay Period Ending 11/6/05	991.85
11/11/2005	100057	Jeffrey Cortez	Pay Period Ending 11/6/05	834.07
11/11/2005	100058	John Phalen	Pay Period Ending 11/6/05	1,723.70
11/11/2005	100059	Aurelio Vasquez	Pay Period Ending 11/6/05	876.29
11/25/2005	100060	Raymond Yu	Pay Period Ending 11/20/05	5,656.10
11/25/2005	100061	John Bagley	Pay Period Ending 11/20/05	1,808.40
11/25/2005	100062	Sandra Ferro	Pay Period Ending 11/20/05	3,121.80
11/25/2005	100063	Melinda S. Mason	Pay Period Ending 11/20/05	1,720.70
11/25/2005	100064	Robert Baghramian	Pay Period Ending 11/20/05	1,272.10
11/25/2005	100065	Robert L. Martin	Pay Period Ending 11/20/05	1,204.50
11/25/2005	100066	Ronald J. Goldstein	Pay Period Ending 11/20/05	3,285.00
11/25/2005	100067	Patrick Fleishauer	Pay Period Ending 11/20/05	1,707.00
11/25/2005	100068	Alexander Kolb	Pay Period Ending 11/20/05	1,207.10
11/25/2005	100069	Mark A. Stopher	Pay Period Ending 11/20/05	1,600.80
11/25/2005	100070	Kizzy S. Wilder	Pay Period Ending 11/20/05	2,219.10
11/25/2005	100071	Yedidia Cohen	Pay Period Ending 11/20/05	3,689.90
11/25/2005	100072	Ebanjelina Corrales	Pay Period Ending 11/20/05	731.21
11/25/2005	100073	John G. Hecker	Pay Period Ending 11/20/05	1,242.10
11/25/2005	100074	Martha Lomeli	Pay Period Ending 11/20/05	765.62
11/25/2005	100075	Donald R. Love	Pay Period Ending 11/20/05	1,335.40
11/25/2005	100076	Pablo Ortiz	Pay Period Ending 11/20/05	1,060.50
11/25/2005	100077	Christian Tauber-Gr	Pay Period Ending 11/20/05	1,770.50
11/25/2005	100078	Teresa B. Yu	Pay Period Ending 11/20/05	1,318.90
11/25/2005	100079	Terry Lance Freelan	Pay Period Ending 11/20/05	1,420.30
11/25/2005	100080	Hugo Garcia	Pay Period Ending 11/20/05	1,024.40

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/25/2005	100081	Jorge Martinez	Pay Period Ending 11/20/05	1,201.80
11/25/2005	100082	Jesse Salazar	Pay Period Ending 11/20/05	1,398.60
11/25/2005	100083	Tony J. Wilson	Pay Period Ending 11/20/05	1,322.80
11/25/2005	100084	Arturo Andrade	Pay Period Ending 11/20/05	1,014.50
11/25/2005	100085	Jeffrey Cortez	Pay Period Ending 11/20/05	844.64
11/25/2005	100086	John Phalen	Pay Period Ending 11/20/05	1,723.70
11/25/2005	100087	Aurelio Vasquez	Pay Period Ending 11/20/05	876.31
11/3/2005	3350787	ADP	Payroll Processing Fees	605.25
11/18/2005		ADP	Payroll Processing Fees	114.00
11/25/2005		ADP	Payroll Processing Fees	231.25
TOTAL DISBURSMENTS THIS PERIOD				92,791.81

PAYROLL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	11/30/2005	Balance on Statement:	$27,852.89

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	000083	9/2/2005	1,573.56
	100066	11/25/2005	3,285.09
	100068	11/25/2005	1,207.16
	100069	11/25/2005	1,600.89
	100075	11/25/2005	1,335.42
TOTAL OUTSTANDING CHECKS:				9,002.12

Bank statement Adjustments:				2.00
Explanation of Adjustments-Bank miscoding on check no. 500342

ADJUSTED BANK BALANCE:				$18,852.77

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		113,652.78

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		82,245.00

3. BEGINNING BALANCE:		31,407.78

4. RECEIPTS DURING CURRENT PERIOD:		0.00
Refund of funds previously levied from Aura Systems

5. BALANCE:		31,407.78

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		31,407.78

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

NOTES;
Tax Account was NOT in use - ADP requires that we send a wire to them - this is being done out of the General Account to save transaction fees. We used this account for the segregated funds pertaining to the levy and the Minority Shareholders request that these funds be used for the mortgage payments on the building owned by Aura Realty, Inc.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
None

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	0.00

TAX ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	11/30/2005	Balance on Statement:	$31,407.78

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$31,407.78
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES;

I. CASH RECEIPTS AND DISBURSEMENTS
D. (OPERATIONS ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		2,972.21

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		1,629.99

3. BEGINNING BALANCE:		1342.22

4. RECEIPTS DURING CURRENT PERIOD:		0.00
(Transferred from General Account)

5. BALANCE:		1,342.22

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		373.50

7. ENDING BALANCE:		968.72

8. Operations Account Number(s):	#3226344

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

NOTES;
New Account set-up to support the day to day operations team with COD deliveries and variances of checks written due to Freight charges or small amounts for Raw Materials outside of check runs.

TOTAL DISBURSEMENTS FROM OPERATIONS ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
11/3/2005	001027	Fuses Unlimited	Freight		12.30	12.30
11/4/2005	001028	American Ring & Tool West	Freight		11.19	11.19
11/8/2005	001029	A.C. Depuydt, Inc.	Freight		16.91	16.91
11/14/2005	001030	California Bolt Company	Raw Materials		143.55	143.55
11/15/2005	001031	Wall Industries	Raw Materials		37.75	37.75
11/16/2005	001032	Magnetic Sensors Corp.	Freight		11.12	11.12
11/17/2005	001033	United Parcel Service	Freight		33.04	33.04
11/21/2005	001034	A-Plus Fasteners	Raw Materials		87.50	87.50
11/23/2005	001035	Allstar Magnetics	Freight		20.14	20.14
TOTAL DISBURSEMENTS THIS PERIOD:				0.00	373.50	373.50

NOTES:

OPERATIONS ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	11/30/2005	Balance on Statement:	$1,032.42

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

	001032	11/17/2005	11.12
	001033	11/21/2005	33.04
	001035	11/23/2005	20.14

TOTAL OUTSTANDING CHECKS:				64.30

Bank statement Adjustments:				$0.60
Explanation of Adjustments-		Bank Miscoding Check #001018

ADJUSTED BANK BALANCE:				$968.72
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES:

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	General Account:	302,902.43
	Payroll Account:	18,852.77
	Tax Account:	31,407.78
	Operations Account:	968.72
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			354,131.70

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Mortgage)	MO	$ 41,122.00	2	$ 54,810.80

AAA Copy Systems	MO	$ 308.51	1	$ 308.51

Pitney Bowes Credit	MO	$ 119.16	0	$ –

			TOTAL DUE:	55,119.31

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		(755.58)
			Total Wages Paid:	122,069.22

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00
	State Withholding	0.00	0.00
	FICA- Employer's Share	0.00	0.00
	FICA- Employee's Share	0.00	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	3,247.38	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	3,247.38	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	260,751.19	0.00	97,454.58
		31 - 60 days	64,299.44	0.00	107,097.14
		61 - 90 days	17,727.31	0.00	(39,033.70)
		91 - 120 days	168,270.90	0.00	24,452.01
		Over 120 days	53,373.51	125,104.76	100.31
		TOTAL:	564,422.35	125,104.76	190,070.34

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		Hartford Fire Insurance	2 Mil	9/15/2006	See Below	(1)
Worker's Compensation - CA		State Comp Ins Fund	1 Mil	4/15/2006	63,767.90
Worker's Comp - Outside CA		The Hartford	1 Mil	4/15/2006	-
Commercial & Other Property		Hartford Fire Insurance	10.6 Mil	9/16/2005	See Below	(1)
Vehicle		Hartford Fire Insurance	1 Mil	9/15/2006	See Below	(1)
Others:	D&O	XL Insurance America	5 Mil	8/8/2006	100,270.14
	Crime	Hartford Fire Insurance	150,000	9/15/2006	See Below	(1)
	Boiler and Machinery	Hartford Fire Insurance	12.5 Mil	9/15/2006	65,232.57	(1)
	Umbrella

(1) First Financing Pmt for the identifed Insurance Policies

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Dec-2005	0.00	4,750.00	16-Nov-2005	4,750.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		4,750.00		4,750.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		15,384.62
Sandra Ferro	6/24/2005		9,230.76

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005	Travel & Expense Reimbursement	224.20
Sandra Ferro	6/24/2005		0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

		11/30/2005
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	149,582	802,340
Less: Returns/Discounts	(949)	(7,883)
Net Sales/Revenue	148,633	794,457

Cost of Goods Sold:
Beginning Inventory at cost	8,725,374	8,738,663
Purchases	33,953	328,057
Less: Ending Inventory at cost	8,697,448	8,697,448
Cost of Goods Sold (COGS)	61,879	369,272

Gross Profit	86,754	425,185

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	24,615	100,923
Payroll - Other Employees	129,652	592,716
Payroll Taxes	9,217	47,196
Other Taxes (Itemize)	3,175	13,595
Depreciation and Amortization	10,974	58,776
Rent Expense - Real Property	68,444	355,909
Lease Expense - Personal Property	309	2,408
Insurance	46,256	290,810
Real Property Taxes
Telephone and Utilities	3,226	42,677
Repairs and Maintenance	1,200	8,913
Travel and Entertainment (Itemize)	16,153	42,441
Miscellaneous Operating Expenses (Itemize)	25,994	124,459
Total Operating Expenses	339,214	1,680,824

Net Gain/(Loss) from Operations	(252,460)	(1,255,639)

Non-Operating Income:
Interest Income	31,583	167,392
Net Gain on Sale of Assets (Itemize)	0	0
Other (Itemize)	748	748
Total Non-Operating income	32,331	168,140

Non-Operating Expenses:
Interest Expense	124,543	656,374
Legal and Professional (Itemize)	142,676	852,331
Other (Itemize)
Total Non-Operating Expenses	267,219	1,508,705

NET INCOME/(LOSS)	(487,348)	(2,596,204)

(Attach exhibit listing all itemizations required above)

Other Taxes
Tax - Property	841	4,475
Tax & License	2,334	9,121
Total Other Taxes	3,175	13,595

Travel & Entertainment
Travel Manufacturing	12,549	23,620
Travel G&A	3,533	18,634
Client Entertainment	70	186
Total Travel & Entertainment	16,153	42,441

Miscellaneous Operating Expenses
Cost of Sales Std	(44,742)	(155,967)
COGS Samples/Demos	0	0
COGS Evaluation	0	846
COGS Replacement	(5,528)	21,706
COGS Demos	1,674	1,674
COGS Field Service	0	1,610
COGS Service/Parts	(1,745)	(1,745)
COGS Product Exchange	0	3,388
COGS Returns/Allowances	0	0
Purchase Price Var...	13	325
Std. Cost Variance...	(35,588)	(21,735)
Manuf Clearing.INDUS.	3,878	(12,226)
Freight In ..........	398	1,564
Set Up/Rush Charges	1,320	5,630
Scrap (Obsolete).....	72,463	76,645
Physical Inv. Adj....	3,818	(896)
Rework	0	900
Refurbish Cost	(1,992)	(1,992)
Part Number Changes..	(72)	(2,001)
Temporary..	0	0
Consultants	6,480	17,580
401K Employer Match..	354	1,649
Employee Business Exp.	1,540	3,437
Service Tech Supplies	0	0
Manufacturing Supplies	0	2,542
Shop Supplies	1,951	20,672
Packaging Supplies	43	1,185
Postage..	42	462
R&M Production Equpt	670	670
R&M Automobile	0	1,373
Other/Misc. Expense	245	3,035

Printing/Copying	0	25
Sustaining Engineering	3,196	8,582
Work Ctr Applied IndS	(0)	(11)
Commissions Employee	1,379	4,197
Consultant	3,500	91,161
401K Employer Match	258	1,351
Employee Welfare	0	873
Janitorial Sup & Serv	325	325
Supplies - Office	119	489
Supplies - Computer	368	998
Postage	6	452
Delivery	52	52
Online Services	8	983
Bank Charges	1,255	5,804
Other O/S Svcs	4,750	5,250
Other/Misc Expense	(9)	(280)
Printing/Copying	0	86
Public Company Expens	488	4,232
Stock Transfer Fee	0	1,562
Research & Development - JC	1,553	6,159
Commission - Rep	0	5,750
Selling	1	214
Warranty/Customer Repair	1,528	5,130
Freight Out	4,487	20,888
Freight Collected	(2,517)	(10,292)
Marketing	25	149
Total Miscellaneous Operating Expenses	25,994	124,459

Legal and Professional
Other Prof Expense	0	10,000
Audit & Accounting	13,000	67,600
Legal Compliance	129,676	774,731
Total Legal and Professional	142,676	852,331

Non Operating Income Other
Recycling	748	748
Total Non Operating Income Other	748	748

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

		11/30/2005
ASSETS	Current Month End
Current Assets:
Unrestricted Cash	387,267
Restricted Cash	1,269
Accounts Receivable	315,209
Inventory	6,748,105
Notes Receivable	0
Prepaid Expenses	493,918
Other (Itemize)	4,094,958
Total Current Assets		12,040,726

Property, Plant, and Equipment	4,238,241
Accumulated Depreciation/Depletion	(4,141,139)
Net Property, Plant, and Equipment		97,102

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,417,381
Total Other Assets		6,417,381

TOTAL ASSETS		18,555,209
LIABILITIES
Post-petition Liabilities:
Accounts Payable	564,422
Taxes Payable	6,053
Notes Payable	2,400,000
Professional fees	219,440
Secured Debt
Other (Itemize)	654,487
Total Post-petition Liabilities		3,844,402

Pre-petition Liabilities:
Secured Liabilities	7,920,313
Priority Liabilities	54,481
Unsecured Liabilities	7,130,140
Other (Itemize)
Total Pre-petition Liabilities		15,104,934

TOTAL LIABILITIES		18,949,336

EQUITY:
Pre-petition Owners’ Equity	2,202,077
Post-petition Profit/(Loss)	(2,596,204)
Direct Charges to Equity
TOTAL EQUITY		(394,127)

TOTAL LIABILITIES & EQUITY		18,555,209

Other Current Assets
Investor Receivable	4,009,591
Vendor Advance - Current Asset	18,843
Deposits	64,037
Employee Advance	2,246
401K Loans - Employee	241
Travel Advance	0

Total Other Current Assets	4,094,958

Other Assets (Net of Amortization)
Patents	1,228,061
Amort Patents	(809,318)
Patents In Progress	76,472
Long Term Deposits	486,106
Long Term Investments	286,061
Investment in Subs	5,142,536
Suspense	7,464
Total Other Assets (Net of Amortization)	6,417,381

Other Post-Petition Liabilities
Accrued Interest	391,578
Accrued Payables	199,428
Accrued Payroll	63,481
Total Other Post-Petition Liabilities	654,487

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB
30-Nov-05

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization
Negotiation with DIP lenders regarding exit strategy
Finalization of Reorganization in processes Disclosure Stmt submitted for Court Approval 11/29/05 and has been approved for plan solicitation

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; DIP financing milestones met and additional funds received and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession